Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                              AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10 of Compound Natural Foods, Inc. (the "Company") as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, Joey Canyon, Chief Executive Officer and chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July __, 2008
Joey Canyon

Chief Executive Officer

Chief Financial Officer